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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 22, 2004



                             BELL MICROPRODUCTS INC.
             (Exact name of registrant as specified in its charter)




                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


       000-21528                                               NO. 94-3057566
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 451-9400
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed since last report



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ITEM 5.           OTHER EVENTS.

         On June 22, 2004, Bell Microproducts Inc. issued a press release announcing that it has acquired OpenPSL Holdings Limited, headquartered in Manchester, England. The acquisition was made with a mix of stock and cash for an aggregate purchase price of approximately $36 million (USD). Additional consideration of $5.4 million may be earned based on OpenPSL's financial performance over the next 12 months. Bell Microproducts expects the acquisition to be accretive to its earnings in the second half of 2004 by approximately $.02 per share, and accretive to earnings in 2005 by $.05 - $.07 per share. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial statements:  None.

                  (b)      Pro forma financial information:  None.

                  (c)      Exhibits:

                           99.1     Press Release dated June 22, 2004





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BELL MICROPRODUCTS INC.


                                       By       /s/ James E. Illson
                                          --------------------------------------
Date:  June 22, 2004                      James E. Illson
                                          Executive Vice President, Finance and
                                          Operations and Chief Financial Officer








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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            BELL MICROPRODUCTS INC.
                           EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
June 22, 2004                                                          000-21528



EXHIBIT NO.           ITEM

      99.1            Press Release dated June 22, 2004





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